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
                                                            PROSPECTUS DATED
                                                            May 1, 1998
UVW                                                         STREET ADDRESS:
MAILING ADDRESS:          FORTIS SERIES FUND, INC.          500 BIELENBERG
P.O. BOX 64582             (S&P 500 Index Series)           DRIVE
ST. PAUL                                                    WOODBURY
MINNESOTA 55164                                             MINNESOTA 55125
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Fortis Series Fund, Inc. ("Fortis Series") is an open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its eighteen separate series (the "Series"), each of which is, for investment purposes, in effect a separate fund with its own separate goals and investment policies. Only the S&P 500 Index Series
("Index Series") is available hereunder.

Shares are currently sold to separate accounts (the "Separate Accounts") of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life
Insurance Company ("First Fortis"), which are the funding vehicles for benefits under variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuities") (collectively, the "Contracts") issued by Fortis
Benefits and First Fortis. The Separate Accounts invest in shares of Fortis
Series through subaccounts that correspond to the different Series. The Separate
Accounts will redeem shares of Fortis Series to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

The investment objective of the S&P 500 Index Series is to replicate the total return of the Standard & Poor's Composite Stock Price Index primarily through investments in equity securities.

This Prospectus concisely sets forth the information a prospective investor should know about Fortis Series before investing. Investors should retain this Prospectus for future reference. Fortis Series has filed a Statement of Additional Information dated May 1, 1998 with the Securities and Exchange
Commission (the "Commission"). The Statement of Additional Information is available free of charge from Fortis Series at the above mailing address, and is incorporated by reference into this Prospectus in accordance with the Commission's rules. The Commission maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the Commission. The address of such site is "http://www.sec.gov."SHARES IN FORTIS
SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS,
INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by Fortis Benefits, First
Fortis, Fortis Series, or Fortis Investors, Inc. ("Investors"). This Prospectus
does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.
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TABLE OF CONTENTS
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                                                   PAGE
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Financial Highlights...........................          2
Performance Information........................          3
Organization and Classification................          3
Investment Objective and Policies; Risk
 Considerations................................          3
    - S&P 500 Index Series.....................          3
    - Investment Policies, Restrictions and
        Risks..................................          4
    - General Risks to Consider................          6
Management.....................................          7
    - Board of Directors.......................          7
    - The Investment Adviser/Transfer
      Agent/Dividend   Agent...................          7
    - The Underwriter..........................          9
    - The Sub-Adviser..........................          7
    - Advisory Fees............................          7

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    - Brokerage Allocation.....................          7
    - Periodic Reports.........................          7
The Separate Accounts and the Contracts........          7
General Information............................          7
    - Voting Privileges........................          8
    - Year 2000................................          8
Dividends and Capital Gains Distributions......          8
Taxation.......................................          8
Purchase and Redemption of Shares..............          8
    - Generally................................          8
    - Offering Price...........................          8
    - Transfers Among Subaccounts..............          9
    - Redemption...............................          9
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FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
The following audited financial highlights should be read in conjunction with the financial statements of the Series and the independent auditors' report of
KMPG Peat Marwick LLP found in Fortis Series' 1997 Annual Report to Shareholders which may be obtained without charge. The selected per share historical data for the Series is presented based upon average shares outstanding. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Series' shares.

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                                                                                                      YEAR
                                                                                                     ENDED
                                                                                                    DECEMBER
                                                                                                      31,
S&P 500 INDEX SERIES                                                                         1997    1996*
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Net asset value, beginning of period...................................................    $11.47   $10.09
------------------------------------------------------------------------------------------------------------
Operations:
  Investment income -- net.............................................................       .12     .10
  Net realized and unrealized gain (loss) on investments...............................      3.58    1.37
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Total from operations..................................................................      3.70    1.47
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Distributions to shareholders:
  From investment income -- net........................................................     (.12)   (.09)
  From net realized gains..............................................................     (.12)      --
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....................................................     (.24)   (.09)
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Net asset value, end of period.........................................................    $14.93   $11.47
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Total return @.........................................................................     32.32%  14.29%
Net assets at end of period (000s omitted).............................................  $109,572   $21,979
Ratio of expenses to average daily net assets..........................................       .51%    .79%**
Ratio of net investment income to average daily net assets.............................      1.41%   1.47%**
Portfolio turnover rate................................................................       % 5       6%
Average commission rate paid***........................................................    $.0458   $.0477
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

    * For the period May 1, 1996 (commencement of operations) to December 31, 1996. The Series' inception was March 28, 1996 when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the Series' shares were not registered during the period.

    **  Annualized.

    *** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

    @ This is the Series' total return during the period, including reinvestment of all dividend and capital gain distributions.

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PERFORMANCE INFORMATION

The Series may advertise their "cumulative total return" and "average annual total return" and may compare such figures to recognized indices. Some Series may advertise their "yield" and Money Market Series may advertise its "yield" and "effective yield". Any advertisement of a Series' performance will be accompanied by performance of the Separate Account being advertised. (See "The Separate Accounts and the Contracts.") All yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in a Series will fluctuate, so that when redeemeed the investment may be worth more or less than its original cost.

Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, all dividends and distributions are assumed to be reinvested.

Comparative performance information also may be used from time to time in advertising. Advertisements may compare the Series' performance to that of various unmanaged market indices, or may include performance data compiled by outside organizations such as Lipper Analytical Services, Inc., CDA/Wiesenberger, other entities or organizations or publications which track the performance of investment companies.

For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance" in the Statement of Additional Information.

ORGANIZATION AND CLASSIFICATION

Fortis Series was incorporated under Minnesota law in 1986, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an "open-end management investment company." The Series is classified as a diversified investment company under the 1940 Act. The Series is, for investment purposes, a separate investment fund. A separate series of capital stock is issued for the Series. Each share of capital stock issued with respect to a Series has a pro-rata interest in the assets of that Series and has no interest in the assets of any other Series. The Series bears its own liabilities and also its proportionate share of the general liabilities of Fortis Series.

INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATIONS

The Index Series has an investment objective which it pursues through different investment policies as described below. The investment objective of the Series and, except as otherwise noted, the policies by which the Series seeks to achieve its investment objective, may be changed without the approval of shareholders. While no such change is contemplated, such a change could result in the Series objective differing from that deemed appropriate by an investor at the time of investment.

Through careful selection, broad diversification and constant supervision, Fortis Series' management aims to limit and counteract various types of risk that are inherent in all securities and advance the value of the Series assets. There is risk in all investments and fulfillment of the Series' objectives cannot be assured. These risks are discussed below under the sections "Investment Policies, Restrictions, and Risks" and "General Risks to Consider." In addition, the Series is not intended to be a complete investment program, therefore it may serve to diversify an investor's portfolio.

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Series. As noted below, Advisers has retained The Dreyfus Corporation as a sub-adviser for the Index Series.

Any investment restriction or limitation which involves a maximum percentage of securities or assets, except the Series' borrowing policy and policy with respect to investing in illiquid securities, shall not be considered to be exceeded unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

After purchase by the Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require a sale of such security by the Series. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, the Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in the Appendix attached hereto.

The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and regulations thereunder may from time to time, impose additional restrictions on the investments of the Series.

S&P 500 INDEX SERIES
The Index Series' investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index") primarily through investments in equity securities.

The Index Series is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Index Series utilizes a passive investment approach, attempting to duplicate the investment performance of the S&P 500 Index through statistical procedures.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's Rating Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc., to capture the best price performance of a large cross-section of the U.S. publicly traded stock market. The 500 securities, most of which trade on the New York Stock Exchange ("NYSE"), represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market value of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U. S. economy and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

The Index Series expects to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. To the extent that the size of the Index Series does not permit it to invest in all 500 stocks in the Index, the Index Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

To the extent that the Index Series seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Index Series' performance and the performance of the Index is anticipated in both rising and falling markets. The Index Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Index Series and Index performance. It is anticipated that the correlation of the Index Series' performance to that of the Index will increase as the size of the Index Series increases. The Index Series' ability to achieve significant correlation between Index Series and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Index Series shares. Advisers and the sub-adviser, The Dreyfus Corporation, monitor this correlation and report periodically to the Board of Directors of Fortis Series. Should the Index Series fail to achieve an appropriate level of correlation, the Board will consider alternative arrangements.

Under normal circumstances, the Index Series invests at least 95% of its total assets in the common stocks included in the S&P 500 Index. To maintain liquidity, the Index Series may invest up to 5% of its assets in the following instruments: U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, reverse repurchase agreements, when-issued transactions and variable amount master demand notes. The Index Series may enter into futures contracts and options to a limited extent. For further information on these instruments and investment techniques, see "Investment Policies, Restrictions and Risks" and the Statement of Additional Information.

Standard & Poor's-Registered Trademark-, "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fortis Series. The Index Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index Series. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the Index Series or any member of the public regarding the advisability of investing in securities generally or in the Index Series particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to Fortis Series is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to Fortis Series or the Index Series. Standard & Poor's has no obligation to take the needs of Fortis Series or the owners of the Series into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Index Series or the timing of the issuance or sale of the Index Series or in the determination or calculation of the equation by which the Index Series is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Index Series.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/ OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES, OWNERS OF THE SERIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES, RESTRICTIONS, AND RISKS

RESTRICTED OR ILLIQUID SECURITIES. A policy of S&P 500 Index Series is that it may invest up to 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and regulations.

SECURITIES LENDING. S&P 500 Index Series is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors. The borrower must maintain with the Series' custodian collateral consisting of cash, U.S. government securities, or other liquid, high-grade fixed income securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Series will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. As a fundamental policy, the Series will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. As described in this Prospectus and the Statement of Additional Information, a certain percentage of the Series' assets will generally be invested in a described fashion. These percentage calculations will exclude collateral received by a Series in connection with securities lending.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the sub-adviser, to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Series is calculated by dividing the lesser of purchases or sales by such Series of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Series during the same fiscal year. "Investment securities" for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. The portfolio turnover rates are set forth in the Financial Highlights section.

LETTERS OF CREDIT. Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of Advisers (or the sub-adviser), are of investment quality comparable to other permitted investments of the Series may be used for letter of credit-backed investments.

REPURCHASE AGREEMENTS. The Series may invest in repurchase agreements.

BORROWINGS. The Series may borrow money from banks as a temporary measure to facilitate redemptions. S&P 500 Index Series borrowings through banks and "roll" transactions will not exceed 33 1/3% of the total assets of the Series. No additional investment securities may be purchased by the Series where its outstanding borrowings, (including

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"roll" transactions) exceed 5% of the value of the Series' total assets. If market fluctuations in the value of the portfolio holdings of the Series or other factors cause the ratio of the Series' total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Series may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Interest paid on borrowings will not be available for investment.

VARIABLE AMOUNT MASTER DEMAND NOTES. The Series may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Series at varying market rates of interest pursuant to arrangements between the Series, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Series has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount of the amount then outstanding together with interest to the date of payment.

MORTGAGE-RELATED SECURITIES. The Series may invest in mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Series. The ability of the issuer of mortgage-related securities to reinvest favorably in underlying mortgages may be limited by prevailing economic conditions or by government regulation. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DELAYED DELIVERY TRANSACTIONS. S&P 500 Index Series may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Series to hedge against anticipated changes in interest rates and prices. The Series may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Series may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Series to "roll over" its purchase commitment, the Series may receive a negotiated fee.

The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Series to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of the Series' net asset value to the extent that the Series purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that the Series may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. No more than 20% of the Index Series' net assets may be invested in when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

SHORT-TERM MONEY MARKET INSTRUMENTS. The Series may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which the Series may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by Standard & Poor's or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by the Series sub-adviser to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

U.S. GOVERNMENT SECURITIES. The Series may invest in U.S. government securities, which include: (i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities. See "Investment Objectives and Policies" in the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. government agencies or instrumentalities.

FLOATING AND VARIABLE RATE INSTRUMENTS. Certain of the obligations that the Series may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Series limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Series' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Series elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Series' custodian, subject to a subcustodian agreement approved by the Series between the bank and the Series' custodian.

The floating and variable rate obligations that the Series may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Series an undivided interest in the underlying obligations in the proportion that the Series' interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities. See "Restricted or Illiquid Securities," above.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. S&P 500 Series may enter into stock index futures contracts. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment based on a percentage of a contract's face value. The futures contract is valued daily thereafter and the Series may be required to contribute additional cash or securities that reflects any decline in the contract's value.

Transactions in futures contracts, options on futures contracts and certain options for hedging purposes involve certain risks. See "General Risks to Consider -- Options and Futures."

GENERAL CONSIDERATIONS. Any investment restriction or limitation, fundamental or otherwise, that involves a maximum percentage of securities or assets shall not be considered to be exceeded (except in the case of the limitation on illiquid investments), unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

After purchase by the Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Series. Neither event will require a sale of such security by the Series. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, the Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Statement of Additional Information.

The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and regulations thereunder may, from time to time, impose additional restrictions on the investments of the Series.

GENERAL RISKS TO CONSIDER
An investment in the Series involves certain risks in addition to those noted elsewhere in this Prospectus and the Statement of Additional Information. These include the following:

EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future.

COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

PASSIVE MANAGEMENT. The S&P 500 Index Series utilizes a passive investment approach as described above and is managed by the sub-adviser. The performance of this Series therefore will reflect the ability of the sub-adviser to select securities which are suited to achieving the Series' investment objective. The Series could underperform other mutual funds with similar investment objectives or the market generally.

OPTIONS AND FUTURES. The use of forward currency contracts and options and futures strategies involve certain investment risks and transaction costs. These risks include: dependence on Advisers' (or the sub-adviser's) ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render the Series' hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Series invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Series to maintain a position until exercise or expiration, which could result in losses; and the possible need to defer closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code. See "Taxation."

MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In addition, it is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, the magnitude of such effects may be greater in some cases, and the return on certain types of mortgage-backed securities, such as interest-only, principal-only and inverse floating rate mortgage-backed securities, is particularly sensitive to changes in interest rates and in the rate at which the mortgage loans underlying the securities are prepaid by borrowers. For these reasons, the Series' investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds. For further information, see "Mortgage Related Securities," above.

MANAGEMENT

BOARD OF DIRECTORS
Under Minnesota law, the Board of Directors of Fortis Series (the "Board of Directors") has overall responsibility for managing Fortis Series in good faith, in a manner reasonably believed to be in the best interests of Fortis Series, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT
Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Series. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. Advisers reviews the investments of the sub-advised Series and is responsible for the management of Fortis Series' business affairs, subject to the overall authority of the Board of Directors. Advisers' address is P.O. Box 64284, St. Paul, MN 55164.

THE SUB-ADVISER
The Index Series has retained a sub-adviser under an investment sub-advisory agreement (the "Sub-Advisory Agreement") to provide investment advice and, in general, to conduct the management investment program of the Series, subject to the general control of Advisers and the Board of Directors of Fortis Series. Pursuant to the Sub-Advisory Agreement, the sub-adviser will regularly provide the Series with investment research, advice and supervision and furnish continuously an investment program for the Series consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The sub-adviser is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the sub-adviser. Brokerage services provided by affiliates of the sub-adviser are performed in conformity with Rule 17e-1 under the 1940 Act and procedures adopted by the Board of Directors of Fortis Series.

The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the S&P 500 Index Series. Dreyfus was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.

Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $104 billion in assets as of December 31, 1997, including approximately $30 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $1.532 trillion in assets, including approximately $60 billion in mutual fund assets.

ADVISORY FEES
The Annual Investment Advisory and Management Fee is .40%, for all levels of assets, of which Advisers receives .23% and the sub-adviser receives .17%.

BROKERAGE ALLOCATION
Advisers (or the sub-adviser) may consider sales of shares of Fortis Series, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fortis Series' securities transactions when it is believed that this can be done without causing Fortis Series to pay more in brokerage commissions than it would otherwise.

PERIODIC REPORTS
Contract owners will receive semiannual reports including the financial statements of the Series to which their premiums have been allocated and the investments held in the Series.

THE SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in Fortis Series are currently sold to separate accounts of Fortis Benefits and First Fortis which fund benefits under variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis. Each Contract owner allocates Contract value among the subaccounts of the Separate Accounts, which in turn invest in the corresponding Series of Fortis Series. The rights of the Separate Accounts as shareholders should be distinguished from the rights of a Contract owner, which are described in the Contract. The term "shareholder" or "shareholders" in this Prospectus refers to Fortis Benefits, First Fortis, any of their affiliates, or any other insurance company that owns Fortis Series shares. "Contract owner" means the owner, annuitant, or beneficiary that is entitled to exercise the rights and privileges under a Contract.

GENERAL INFORMATION

Fortis Series has only common shares with equal voting rights.

VOTING PRIVILEGES
The voting privileges of Contract owners, and limitations thereon, are explained in the accompanying prospectus for the Contracts. The shareholders are entitled to vote all of the shares of Fortis Series, but they will generally do so in accordance with the instructions of the Contract owners. Under certain circumstances, however, shareholders may disregard voting instructions received from Contract owners. For additional information describing how shareholders will vote the shares of Fortis Series, see "Voting Privileges" in the accompanying prospectus(es) for the applicable Contracts.

YEAR 2000

Like other mutual funds, financial and business organizations around the world, Fortis Series could be adversely affected if the computer systems used by it, Advisers and other service providers and entities with computer systems that are linked to Fortis Series records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue". The Series and Advisers and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Series' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid an adverse impact on the Series.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Fortis Series intends to distribute at least annually as dividends substantially all the net investment income, if any, of the Series. For dividend purposes, net investment income of the Series will consist of all dividends (other than stock dividends) or interest received by such Series less the accrued expenses of each such Series. Fortis Series will also declare and distribute all net realized capital gains annually. Dividends from investment income of the Series and capital gains distributions will be reinvested in additional full and fractional shares. Dividends and distributions on shares not attributable to Contracts, however, may be paid in cash.

TAXATION

The Series intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as the Series so qualifies, the Series is not taxed on the income it distributes to the Separate Accounts. So long as the Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity and life insurance contracts, the Contract owners will not be considered to be the owners of the shares of the Series, and income earned with respect to the Contracts will not be taxed currently to the Contract owners.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

GENERALLY
Shares in Fortis Series are currently offered at the respective per share net asset value of the Series. Such shares are offered only to the Separate Accounts, which fund benefits payable under the Contracts described in the accompanying prospectus. Fortis Series sells its shares to the Separate Accounts through Fortis Investors, Inc. ("Investors"). Investors receives no underwriting compensation from Fortis Series. Fortis Series may in the future also offer its shares to separate accounts of other insurance companies.

The Board of Directors will monitor events for the existence of any material irreconcilable conflict between or among owners of insurance or annuity contracts, and the relevant insurance companies will take whatever remedial action may be necessary and appropriate. Fortis Benefits and First Fortis currently do not foresee any disadvantages to their respective Contract owners arising out of the fact that Fortis Series offers its shares both for variable life insurance policies and variable annuity contracts. However, should an irreconcilable conflict arise between the Separate Accounts, the conflict could result in one or more of the Separate Accounts terminating its relationship with Fortis Series, thus necessitating the liquidation of portfolio securities and thereby potentially having an adverse impact on the net asset values of the affected Series.

On each day when Fortis Series values its assets, shares of the Series are purchased or redeemed by the Separate Accounts based upon, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among subaccounts of the Separate Accounts, Policy loans, loan repayments and benefit payments to be processed on that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for the Series determined as of that same date. Any orders to purchase or redeem Fortis Series shares that do not result automatically from Contract transactions will be effected at the net asset value per share next computed after the order is placed.

Investors, Advisers and Fortis Series each reserve the right to reject any purchase order.

OFFERING PRICE
The offering prices of the Series' shares are determined once daily and are equal to the net asset values per share of the shares next calculated after receipt of the purchase order. The Series' net asset value per share are determined by dividing the value of the securities owned by the Series, plus any cash or other assets, less all liabilities, by the number of the Series' shares outstanding. All significant expenses, including the investment advisory fee payable to Advisers, are accrued daily. The portfolio securities in which the Series invest fluctuate in value, and hence the net asset value per share of the Series also fluctuates. The net asset values of the Series' shares are determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open.

Securities are generally valued at market value. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded on the day of valuation. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the previous day's last sale price on that exchange. A security listed or traded on the Nasdaq National Market is valued at its last sale price that day, and lacking any sales that day on the Nasdaq National Market, the security generally is valued at the last bid price. Options will be valued at market value or fair value, as determined in good faith by the Board of Directors, if no market exists. Futures contracts will be valued in a like manner except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

An outside pricing service may be utilized to provide valuations of debt securities. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. When market quotations are not readily available, or when illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Series' Board of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the Series after 2:00 P.M. Central Time normally are not recorded until the following day.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available nor provides a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

European or Far Eastern securities trading may not take place on all days on which the Exchange is open. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open and therefore the Series' net asset value is not calculated. The calculation of the Series' net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the Series. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Series' net asset value unless management, under the supervision of the Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Series' net asset value may be significantly affected by such trading on days when Fortis Series is not open for shareholder purchases and redemptions.

TRANSFERS AMONG SUBACCOUNTS
Contract owners may transfer amounts among the subaccounts available to them, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. Transfers between subaccounts are not taxable under current Federal income tax law.

THE UNDERWRITER
Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is Fortis Series' underwriter. Investors' address is that of Fortis Series.

REDEMPTION
Fortis Series is required to redeem all full and fractional shares of Fortis Series for cash within seven days of receipt of proper notice of redemption. The net asset value of redeemed shares may be more or less than the net asset value of the same shares at the time the Separate Account invested in such shares.

For further information, Contract owners may also contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. New York contract owners should instead contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

PROSPECTUS
MAY 1, 1998

FORTIS
SERIES FUND, INC.

(S&P 500 INDEX SERIES)

59101 (REV. 5/98)

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164
                                             BULK RATE
                                           U.S. POSTAGE
                                               PAID
                                          PERMIT NO. 3794
                                          MINNEAPOLIS, MN